Putnam Large Cap Growth Fund
The fund's portfolio
10/31/23 (Unaudited)

COMMON STOCKS (97.6%)(a)
	Shares	Value
Aerospace and defense (0.7%)
TransDigm Group, Inc.(NON)	67,179	$55,630,258

		55,630,258
Automobiles (2.3%)
Tesla, Inc.(NON)	930,689	186,919,579

		186,919,579
Broadline retail (6.8%)
Amazon.com, Inc.(NON)	4,082,326	543,316,767

		543,316,767
Building products (0.3%)
Johnson Controls International PLC	407,296	19,965,650

		19,965,650
Capital markets (0.9%)
MSCI, Inc.	152,937	72,117,442

		72,117,442
Chemicals (0.9%)
Sherwin-Williams Co. (The)	297,703	70,915,832

		70,915,832
Commercial services and supplies (0.7%)
Waste Connections, Inc.	401,283	51,966,149

		51,966,149
Consumer staples distribution and retail (2.0%)
Costco Wholesale Corp.	291,844	161,226,299

		161,226,299
Entertainment (2.4%)
Live Nation Entertainment, Inc.(NON)(S)	629,892	50,403,958
Netflix, Inc.(NON)	202,364	83,311,235
Universal Music Group NV (Netherlands)	2,418,420	58,969,731

		192,684,924
Financial services (5.0%)
Mastercard, Inc. Class A	541,921	203,951,968
Visa, Inc. Class A(S)	835,470	196,418,997

		400,370,965
Ground transportation (1.9%)
Canadian Pacific Kansas City, Ltd. (Canada)(S)	976,910	69,331,303
Uber Technologies, Inc.(NON)	1,940,825	83,998,906

		153,330,209
Health care equipment and supplies (3.0%)
Boston Scientific Corp.(NON)	870,254	44,548,302
Dexcom, Inc.(NON)	783,374	69,587,112
IDEXX Laboratories, Inc.(NON)	80,658	32,220,451
Intuitive Surgical, Inc.(NON)	352,998	92,563,136

		238,919,001
Health care providers and services (2.9%)
UnitedHealth Group, Inc.	432,535	231,648,445

		231,648,445
Hotels, restaurants, and leisure (2.3%)
Booking Holdings, Inc.(NON)	32,532	90,749,966
Chipotle Mexican Grill, Inc.(NON)	47,581	92,411,818

		183,161,784
Interactive media and services (9.6%)
Alphabet, Inc. Class C(NON)	3,913,804	490,399,641
Meta Platforms, Inc. Class A(NON)	935,573	281,860,078

		772,259,719
IT Services (0.4%)
Accenture PLC Class A	110,320	32,774,969

		32,774,969
Life sciences tools and services (0.9%)
Danaher Corp.	311,201	59,756,816
Lonza Group AG (Switzerland)	45,313	15,889,637

		75,646,453
Pharmaceuticals (3.7%)
AstraZeneca PLC (United Kingdom)	674,669	84,330,710
Eli Lilly and Co.	384,620	213,052,557

		297,383,267
Real estate management and development (0.5%)
CoStar Group, Inc.(NON)	538,218	39,510,583

		39,510,583
Semiconductors and semiconductor equipment (10.3%)
Advanced Micro Devices, Inc.(NON)	916,448	90,270,128
Applied Materials, Inc.	270,676	35,823,969
Broadcom, Inc.	278,155	234,031,272
NVIDIA Corp.	1,141,342	465,439,268

		825,564,637
Software (22.7%)
Adobe, Inc.(NON)	238,876	127,096,365
Cadence Design Systems, Inc.(NON)	554,130	132,908,081
HubSpot, Inc.(NON)	122,686	51,990,646
Microsoft Corp.	3,118,121	1,054,267,891
Oracle Corp.	1,272,942	131,622,203
Palo Alto Networks, Inc.(NON)(S)	440,846	107,134,395
Salesforce, Inc.(NON)	544,767	109,405,557
Synopsys, Inc.(NON)	220,899	103,698,827

		1,818,123,965
Specialized REITs (1.4%)
American Tower Corp.(R)	615,932	109,752,923

		109,752,923
Specialty retail (2.1%)
Home Depot, Inc. (The)	434,163	123,601,864
O'Reilly Automotive, Inc.(NON)	51,800	48,196,792

		171,798,656
Technology hardware, storage, and peripherals (11.1%)
Apple, Inc.	5,221,683	891,706,806

		891,706,806
Textiles, apparel, and luxury goods (2.8%)
Lululemon Athletica, Inc. (Canada)(NON)	274,432	107,983,503
LVMH Moet Hennessy Louis Vuitton SA (France)	58,336	41,749,191
Nike, Inc. Class B	686,851	70,587,675

		220,320,369

Total common stocks (cost $4,014,491,766)		$7,817,015,651

SHORT-TERM INVESTMENTS (4.2%)(a)
		Principal amount/shares	Value
Interest in $200,000,000 joint tri-party repurchase agreement dated 10/31/2023 with JPMorgan Securities, LLC due 11/1/2023 - maturity value of $21,336,141 for an effective yield of 5.300% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 1.500% to 6.500% and due dates ranging from 12/1/2032 to 12/1/2061, valued at $204,030,034)		$21,333,000	$21,333,000
Putnam Cash Collateral Pool, LLC 5.57%(AFF)	Shares	171,442,340	171,442,340
Putnam Short Term Investment Fund Class P 5.59%(AFF)	Shares	145,214,033	145,214,033

Total short-term investments (cost $337,989,373)			$337,989,373
TOTAL INVESTMENTS

Total investments (cost $4,352,481,139)			$8,155,005,024

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2023 through October 31, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $8,007,987,102.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 10/31/23
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$243,021,650	$326,037,697	$397,617,007	$1,984,379	$171,442,340
	Putnam Short Term Investment Fund**	140,684,570	285,279,656	280,750,193	1,898,693	145,214,033

	Total Short-term investments	$383,706,220	$611,317,353	$678,367,200	$3,883,072	$316,656,373
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund received cash collateral of $171,442,340 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $169,615,626.
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $21,762,864 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$905,974,912	$58,969,731	$—
Consumer discretionary	1,263,767,964	41,749,191	—
Consumer staples	161,226,299	—	—
Financials	472,488,407	—	—
Health care	743,376,819	100,220,347	—
Industrials	280,892,266	—	—
Information technology	3,568,170,377	—	—
Materials	70,915,832	—	—
Real estate	149,263,506	—	—

Total common stocks	7,616,076,382	200,939,269	—
Short-term investments	—	337,989,373	—

Totals by level	$7,616,076,382	$538,928,642	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com